UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 May 8, 2003
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)
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ITEM 7.  Financial Statements and Exhibits

The following exhibit is furnished pursuant to Items 9 and 12 (reported herein under the Item 9 caption in accordance with the guidance provided in SEC Release Nos. 33-8216 and 34-47583), is not to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be incorporated by reference into any previous or future filing by the Registrant under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act:

     Exhibit 99.1  Press Release dated May 8, 2003

ITEM 9. Regulation FD Disclosure (Furnished under Item 9 and 12 Pursuant to SEC Release Nos. 33-8216 and 34-47583)

On May 8, 2003, the Registrant issued an earnings release for the quarter ended March 31, 2003, a copy of which is furnished as Exhibit 99.1 to this Current Report.

This release is furnished by the Registrant pursuant to Items 9 and 12 of Form 8-K in accordance with the guidance provided in SEC Release Nos. 33-8216 and 34-47583 and is not to be considered "filed" under the Exchange Act, and shall not be incorporated by reference into any previous or future filing by the Registrant under the Securities Act or the Exchange Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  May 9, 2003          /s/Simon R.C. Wadsworth
                            Simon R.C. Wadsworth
                            Executive Vice President and Chief Financial Officer
                            (Principal Financial and Accounting Officer)